Financial Investors Trust: Grandeur Peak Funds

GRANDEUR PEAK EMERGING MARKETS OPPORTUNITIES FUND
GRANDEUR PEAK GLOBAL MICRO CAP FUND
GRANDEUR PEAK GLOBAL OPPORTUNITIES FUND
GRANDEUR PEAK INTERNATIONAL OPPORTUNITIES FUND
GRANDEUR PEAK INTERNATIONAL STALWARTS FUND
(Each, a “Fund,” and together, the “Funds”)

SUPPLEMENT DATED FEBRUARY 12, 2021 TO THE SUMMARY PROSPECTUS AND PROSPECTUS OF THE FUNDS DATED AUGUST 31, 2020, AS SUPPLEMENTED FROM TIME TO TIME

Effective as of the close of business on February 26, 2021, the Grandeur Peak Global Opportunities Fund, Grandeur Peak International Opportunities Fund, Grandeur Peak International Stalwarts Fund and Grandeur Peak Global Micro Cap will no longer accept purchases, from new or existing investors, through financial intermediaries unless the purchase is part of:

●	a retirement plan which held the Fund prior to this closure,

●	an automatic reinvestment of a distribution made by the Fund, or

●	a de minimis annual rebalancing approved by a member of the Grandeur Peak client team.

Also, effective as of the close of business on February 26, 2021, the Grandeur Peak Emerging Markets Opportunities Fund will close to new investors seeking to purchase shares of the Fund through third party intermediaries subject to certain exceptions for financial advisors with an established position in the Fund and participants in certain qualified retirement plans with an existing position in the Fund.

The Funds remain open to purchases from existing investors, and to new investors who purchase directly from Grandeur Peak Funds.

The Funds retain the right to make exceptions to any Fund closure or limitation on purchases.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE